SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2019

HFF, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-33280	51-0610340
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Victory Park

2323 Victory Avenue, Suite 1200

Dallas, Texas 75219

(Address of principal executive offices) (Zip Code)

(214) 265-0880

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	HF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On June 28, 2019, HFF, Inc. (the “Company” or “HFF”) and Jones Lang LaSalle Incorporated (“JLL”), in connection with JLL’s acquisition of the Company (the “Acquisition”), announced that the parties have received the requisite regulatory approvals and that the Acquisition is anticipated to close on Monday, July 1, 2019, after the close of regular trading hours on the New York Stock Exchange, pending approval by the Company’s stockholders at the Company’s annual stockholders meeting on July 1, 2019, and subject to the satisfaction of the other closing conditions in the Agreement and Plan of Merger to which HFF and JLL are each a party. A copy of the joint press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

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Important Information for Investors and Stockholders

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

In connection with the proposed transaction between HFF and JLL on April 29, 2019, JLL filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, as amended on May 30, 2019, containing a proxy statement of HFF that also constitutes a prospectus of JLL. The registration statement was declared effective by the SEC on May 31, 2019, and HFF commenced mailing the definitive proxy statement to stockholders of HFF on or about June 3, 2019. INVESTORS AND SECURITY HOLDERS OF HFF AND JLL ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the definitive proxy statement and other documents filed with the SEC by HFF and JLL through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by HFF are available free of charge on HFF’s internet website at http://www.hfflp.com on the “Investor Relations” page or by contacting HFF’s Investor Relations Department in writing or calling as follows: Investor Relations, HFF, Inc., One Victory Park, 2323 Victory Avenue, Suite 1200, Dallas, Texas 75219, Telephone: (713) 852-3500, email: InvestorRelations@hfflp.com. Copies of the documents filed with the SEC by JLL are available free of charge on JLL’s internet website at http://www.jll.com in the “Investor Relations” section.

Certain Information Regarding Participants

HFF and JLL and their respective directors and executive officers, certain other members of their respective management and certain of their respective employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed merger transaction. Information about the directors and executive officers of HFF is set forth in its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on May 31, 2019, and its annual report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 28, 2019 (as amended on Form 10-K/A, filed with the SEC on April 30, 2019), each of which can be obtained free of charge from the sources indicated above. Information about the directors and executive officers of JLL is set forth in its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 18, 2019, and its annual report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 26, 2019, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive proxy statement and other relevant materials filed or to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,”

“continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond HFF’s and JLL’s control.

Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include, without limitation, the following risks, uncertainties or assumptions: the satisfaction of the conditions precedent to the consummation of the proposed transaction, including, without limitation, the receipt of HFF stockholder and regulatory approvals on the terms desired or anticipated; unanticipated difficulties or expenditures relating to the proposed transaction, including, without limitation, difficulties that result in the failure to realize expected synergies, efficiencies and cost savings from the proposed transaction within the expected time period (if at all); potential difficulties in JLL’s and HFF’s ability to retain employees as a result of the announcement and pendency of the proposed transaction; JLL’s ability to obtain and maintain an investment grade credit rating and obtain financing on the anticipated terms and schedule; risks relating to the value of JLL’s shares to be issued in the proposed transaction; disruptions of HFF’s and JLL’s current plans, operations and relationships with customers and clients caused by the announcement and pendency of the proposed transaction; legal proceedings that may be instituted against HFF and JLL following announcement of the proposed transaction; and other factors described in HFF’s annual report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 28, 2019 (as amended on Form 10-K/A, filed with the SEC on April 30, 2019), JLL’s annual report for the fiscal year ended December 31, 2018, which was filed with the SEC on February 26, 2019, and other filings made by HFF and JLL from time to time with the SEC. The factors described in such SEC filings include, without limitation: the effect of political, economic and market conditions and geopolitical events; the logistical and other challenges inherent in operating in numerous different countries; the actions and initiatives of current and potential competitors; the level and volatility of real estate prices, interest rates, currency values and other market indices; the outcome of pending litigation; and the impact of current, pending and future legislation and regulation.

It should also be noted that projected financial information for the combined businesses of HFF and JLL is based on management’s estimates, assumptions and projections and has not been prepared in conformance with the applicable accounting requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. None of this information should be considered in isolation from, or as a substitute for, the historical financial statements of HFF and JLL. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, the risks that: a condition to the closing of the proposed acquisition may not be satisfied; a regulatory approval that may be required for the proposed acquisition is delayed, is not obtained or is obtained subject to conditions that are not anticipated; management’s time and attention is diverted on transaction related issues; disruption from the transaction makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of the combined company decline following the proposed acquisition; legal proceedings are instituted against HFF, JLL or the combined company; HFF, JLL or the combined company is unable to retain key personnel; and the announcement or the consummation of the proposed acquisition has a negative effect on the market price of the capital stock of HFF and JLL or on HFF’s and JLL’s operating results.

No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of HFF or JLL. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the proposed transaction and/or HFF or JLL, HFF’s or JLL’s ability to successfully complete the proposed transaction and/or realize the expected benefits from the proposed transaction.

You are cautioned not to rely on HFF’s or JLL’s forward-looking statements. These forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. You also should understand that it is not possible to predict or identify all such factors and that this list should not be considered a complete statement of all potential risks and uncertainties. Investors also should realize that if underlying assumptions prove inaccurate or if unknown risks or uncertainties materialize, actual results could vary materially from HFF’s or JLL’s projections. Except as otherwise required by law, neither HFF nor JLL is under any obligation, and each expressly disclaim any obligation, to update, alter, or otherwise revise any forward-looking statements included in this communication or elsewhere, whether written or oral, that may be made from time to time relating to any of the matters discussed in this communication, whether as a result of new information, future events or otherwise, as of any future date.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Joint press release issued by HFF, Inc. and Jones Lang LaSalle Incorporated, dated June 28, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2019

HFF, INC.

By:	/s/ Gregory R. Conley
Gregory R. Conley
Chief Financial Officer